Exhibit 10.5
FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED LIMITED
LIABILITY COMPANY AGREEMENT
OF
JG RESTAURANT HOLDCO LLC
This First Amendment (this “Amendment”) to the Second Amended and Restated Limited Liability Company Agreement of JG Restaurant HoldCo LLC, a Delaware limited liability company (the “Company”), is effective as of July 31, 2024 (the “Effective Date”) by and among the Company, Seaport District NYC, Inc., a Delaware corporation (“Seaport District”), JG TopCo LLC, a Delaware limited liability company (“JG TopCo”) and Jean-Georges Vongerichten (“JG”).
WHEREAS, Howard Hughes Hospitality, LLC, a Delaware corporation (“HHC”), as a prior Member, executed that certain Second Amended and Restated Limited Liability Company Agreement of JG Restaurant HoldCo LLC, dated March 1, 2022 (the “Agreement”);
WHEREAS, in connection with the separation of Seaport Entertainment Group, Inc., a Delaware corporation (“SEG”) and indirect owner of 100% of the outstanding shares of common stock of Seaport District, from Howard Hughes Holdings Inc., a Delaware corporation (“HHH”) and indirect owner of 100% of the outstanding shares of common stock of HHC, and the pro rata distribution by HHH to its stockholders of 100% of the outstanding shares of common stock of SEG (the “Spin-Off”), HHC has caused its Interests to be transferred to Seaport District;
WHEREAS, in connection with its receipt of the Interests, Seaport District has entered into a joinder to the Agreement; and
WHEREAS, the parties desire to amend the Agreement on the terms and conditions contained herein.
NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties, intending legally to be bound, agree as follows:
1.    Defined Terms. All terms not defined herein shall have the meanings set forth in the Agreement.
2.    Certain Amendments to the Agreement: The following provisions of the Agreement and all annexes and exhibits thereto are hereby amended as follows:
a.    Unless context otherwise requires, all instances of and references to “Howard Hughes Hospitality, LLC” are hereby deleted and replaced with “Seaport District NYC, Inc.”
b.    Unless context otherwise requires, all instances of and references to “HHC” are hereby deleted and replaced with “Seaport District.”

c.    Unless context otherwise requires, all instances of and references to “The Howard Hughes Corporation” are hereby deleted and replaced with “Seaport Entertainment Group Inc.”
d.    Section 12.1 of the Agreement shall be amended by deleting the notice contacts for HHC and replacing it with the following:
If to Seaport District, to:
Seaport District NYC, Inc.
c/o Seaport Entertainment Group Inc.
199 Water Street, 28th Floor
New York, NY 10038
with a copy to:
Latham & Watkins LLP
355 South Grand Avenue, Suite 100
Los Angeles, CA 90071-1560
Attention: Julian Kleindorfer; Abigail Smith
Email:
e.    Section 12.3(g) of the Agreement shall be amended by deleting the words “David O’Reilly or Andrew Davis” and replacing them with “Anton Nikodemus or Matt Partridge.”
f.    Annex B of the Agreement shall be amended by deleting Member Information for HHC and replacing it with the information attached hereto as Exhibit A.
3.    Captions. The captions and headings of the paragraphs in this Amendment are for convenience of reference only, and shall not be deemed to define or limit the provisions hereof.
4.    Terminology. Upon effectiveness of this Amendment, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the Agreement as amended by this Amendment.
5.    Governing Law; Submission to Jurisdiction. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE (WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAW) AS TO ALL MATERS, INCLUDING MATTERS OF VALIDITY, CONSTRUCTION, EFFECT AND PERFORMANCE. The parties hereto irrevocably submit, in any legal action or proceeding relating to this Amendment, to the exclusive jurisdiction of the state and federal courts located in the County of New Castle, Delaware (and the appellate courts thereof) and consent that any such action or proceeding may be brought in such courts and waive any objection that they may now or hereafter have to the venue of such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient forum. Each party agrees that a final judgment in any such action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
6.    No Other Modification. Except as specifically set forth herein, the Agreement is unmodified and is hereby ratified and remains in full force and effect.
7.    Severability of Provisions. Each provision of this Amendment shall be considered severable and if for any reason any provision or provisions herein are determined to be invalid, unenforceable or illegal under any existing or future law, such invalidity, unenforceability or illegality shall not impair the operation of or affect those portions of this Amendment which are valid, enforceable and legal.
8.    Full Force and Effect. Except as expressly modified, amended or supplement by this Amendment, all terms, covenants and conditions of the Agreement remain unchanged and in full force and effect. The undersigned hereby acknowledge that all of the terms, covenants and conditions of the Agreement, as hereby modified, amended or supplemented by this Amendment, are hereby ratified and confirmed and shall continue to be and remain in full force and effect throughout the remainder of the term of the Agreement, and that the Agreement and this Amendment shall be read and interpreted as if it was one agreement.
9.    No Third Party Beneficiaries. Nothing in this Amendment, expressed or implied, is intended to confer any rights or remedies upon any person, other than the parties hereto and, subject to the restrictions on assignment contained in the Agreement, their respective successors and assigns.
10.    Counterparts. This Amendment may be executed in multiple counterparts, each of which when so executed shall be deemed an original and shall be binding on the parties and of which, taken together, shall constitute one and the same Amendment.
[signature on following page]

IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed this Amendment effective as of the Effective Date.

JG RESTAURANT HOLDCO LLC

By:	/s/ Jean-Georges Vongerichten
Name: Jean-Georges Vongerichten
Title: Authorized Signatory
[JG Restaurant HoldCo LLC Amendment]

IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed this Amendment effective as of the Effective Date.

SEAPORT DISTRICT NYC, INC.

By:	/s/ Anton Nikodemus
Name: Anton Nikodemus
Title: President
[JG Restaurant HoldCo LLC Amendment]

IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed this Amendment effective as of the Effective Date.

JG TopCo LLC

By:	/s/ Jean-Georges Vongerichten
Name: Jean-Georges Vongerichten
Title: Authorized Signatory
[JG Restaurant HoldCo LLC Amendment]

IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed this Amendment effective as of the Effective Date.

/s/ Jean-Georges Vongerichten
Jean-Georges Vongerichten
[JG Restaurant HoldCo LLC Amendment]

Exhibit A
Member Information
Seaport District NYC, Inc.
c/o Seaport Entertainment Group Inc.
199 Water Street, 28th Floor
New York, NY 10038
With a copy to:
Latham & Watkins LLP
355 South Grand Avenue, Suite 100
Los Angeles, CA 90071-1560
Attention: Julian Kleindorfer; Abigail Smith
Email: